                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        NORTH EUROPEAN OIL ROYALTY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                        NORTH EUROPEAN OIL ROYALTY TRUST

                        SUITE 19A, 43 WEST FRONT STREET

                           RED BANK, NEW JERSEY 07701

                               ------------------

                    NOTICE OF ANNUAL MEETING OF UNIT OWNERS

                               FEBRUARY 14, 2001

To the Unit Owners of
      NORTH EUROPEAN OIL ROYALTY TRUST:

     NOTICE IS HEREBY GIVEN that the annual meeting of unit owners of NORTH EUROPEAN OIL ROYALTY TRUST (the "Trust"), pursuant to Article 14 of its Agreement of Trust will be held on Wednesday, February 14, 2001, at 1:30 P.M., in Rooms 3 and 4, Ninth Floor, at The University Club, 1 West 54th Street, New York, New York 10019 (corner of Fifth Avenue; entrance on 54th Street) for the following purposes:

         (1) To elect four persons as Trustees to serve until the next annual meeting of unit owners or until their respective successors are duly elected and qualified.

         (2) To ratify the designation of Arthur Andersen LLP as auditor for the Trust.

         (3) To transact such other business as may properly come before the meeting.

     The transfer books of the Trust will not be closed. Only unit owners of record as of the close of business on December 29, 2000 will be entitled to notice of and to vote at the annual meeting.

                           BY ORDER OF THE TRUSTEES:

                                          JOHN H. VAN KIRK
                                          Managing Trustee

January 12, 2001

                               ------------------

     IF YOU PLAN TO ATTEND THE MEETING PLEASE NOTE THAT THE UNIVERSITY CLUB HAS A DRESS CODE. GENTLEMEN ARE REQUIRED TO WEAR A JACKET AND TIE AND LADIES ARE REQUIRED TO WEAR BUSINESS ATTIRE. THE UNIVERSITY CLUB DOES NOT MAKE EXCEPTIONS.

     IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

                        NORTH EUROPEAN OIL ROYALTY TRUST
                        SUITE 19A, 43 WEST FRONT STREET
                           RED BANK, NEW JERSEY 07701
                                 (732) 741-4008

                               ------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of NORTH EUROPEAN OIL ROYALTY TRUST (the "Trust") to be used at the annual meeting of unit owners to be held on Wednesday, February 14, 2001 and any adjournment or adjournments thereof for the purposes set forth in the accompanying notice of annual meeting. Only unit owners of record at the close of business on December 29, 2000 will be entitled to vote at such meeting. Proxies properly executed and received in time to be presented at the meeting will be voted as specified in such proxies. If no instructions are specified in such proxies, units of beneficial interest in the Trust ("Units") will be voted for the election of the Trustees and for the ratification of Arthur Andersen LLP as auditors. The Trustees do not know of any matters, other than as described in the Notice of Annual Meeting of Unit Owners, which are to come before the annual meeting. If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

     Any proxy may be revoked at any time prior to its being exercised by filing with the Managing Trustee, at the address of the Trust above, written notice of such revocation or a duly executed proxy bearing a later date, or by attending and voting in person at the annual meeting. Owners of Units which are registered in the name of a nominee (e.g. units held by brokers in "street name") who wish to vote in person at the annual meeting should contact the nominee to obtain appropriate authority to vote such units at the annual meeting. Attendance at the annual meeting will not in and of itself constitute revocation of a proxy. This proxy statement and the proxy included herewith are being mailed to unit owners on or about January 12, 2001.

     The Trust was formed on September 10, 1975, pursuant to a vote of the shareholders of North European Oil Company, a predecessor corporate entity. Certain persons may be owners of shares of predecessor corporate entities; such shares are entitled to be converted into Units but are not considered Units entitled to vote at meetings until presented for conversion. There were 8,886,804 Units of the Trust outstanding on December 29, 2000. Each unit owner is entitled to one vote for each Unit he or she holds or represents. Additional Units may be issued prior to the meeting upon presentation of evidence of ownership or certificates of predecessor corporate entities of the Trust. Any number of Units represented in person or by proxy will constitute a quorum for all purposes at the annual meeting.

     The affirmative vote of a majority of Units represented in person or by proxy at the annual meeting is required to elect any person a Trustee of the Trust and to ratify the appointment of auditors. Abstentions may be specified on all proposals, except the election of Trustees. Abstentions will be counted as present for purposes of the item on which the abstention is noted and, thus, will have the same effect as a vote "against" on such matter. With regard to the election of Trustees, votes may be cast in favor or withheld with respect to all nominees; votes that are withheld will be counted as present for purposes of the election of Trustees and, thus, will have the same effect as a vote "against" such election. In the event of a broker non-vote with respect to any issue coming before the annual meeting arising from the absence of authorization by the beneficial owner to vote as to that issue, such non-voting Units will not be deemed present and entitled to vote as to that issue for purposes of determining the total number of Units of which a majority is required for adoption.

     The Trustees do not expect that the cost of soliciting proxies will exceed the amount normally expended for a proxy solicitation for an election of directors or trustees and all such costs will be borne by the Trust. In addition to the use of mails, some proxies may be solicited personally by the Trustees without additional compensation. The Trustees may reimburse persons holding Units in their names or in the names of their nominees for their expenses in sending the soliciting materials to their principals.

                              ELECTION OF TRUSTEES

     The persons named in the accompanying proxy intend to vote for the election of the four individuals named on page 3 to serve until the next annual meeting of unit owners, or until their successors have been duly elected and qualified. The Trustees have begun a search for a new Trustee to replace Robert J. Castle, who resigned for health reasons in September, 2000. All of the other nominees are presently serving as Trustees. The Trustees are informed that all nominees are willing to serve, but if any such person shall decline or shall become unable to serve as a Trustee for any reason, votes will be cast instead for a substitute nominee, if any, designated by the present Trustees, or, if none is so designated prior to election, said votes will be cast according to the judgment of the person or persons voting the proxy.

     During the fiscal year ended October 31, 2000, the Trustees met five times. The Trustees have designated a standing Audit Committee of the Trustees of North European Oil Royalty Trust (the "Audit Committee") and a standing Compensation Committee of the Trustees of North European Oil Royalty Trust (the "Compensation Committee"). Robert P. Adelman serves as the Chairman of both committees and Samuel M. Eisenstat and Willard B. Taylor serve as members of both committees. During fiscal 2000 the Audit Committee and the Compensation Committee met formally two times and one time respectively and had several additional informal meetings and communications.

     As more fully discussed on page 7, the function of the Audit Committee is to review the internal financial management procedures of the Trust, to recommend to the Trustees independent auditors for the Trust, and to consult with the auditors. The function of the Compensation Committee is to determine the separate compensation of the Managing Trustee and to determine the compensation of the Managing Director. All of the Trustees attended all of the meetings of the Trustees and the meetings of the Audit Committee and the Compensation Committee (if a member thereof) either in person or by teleconferencing during the fiscal year ended October 31, 2000.

     The following table sets forth certain information, including ownership of Trust Units as of December 1, 2000, about the nominees for election as Trustees and the Managing Director:

                                                                   TRUSTEE OR       UNITS
                                                                   DIRECTOR OF   BENEFICIALLY
                                   PRINCIPAL OCCUPATION OR         PREDECESSOR   OWNED AS OF    PERCENT
                                         EMPLOYMENT                OR OFFICER,   DECEMBER 1,       OF
                      AGE            FOR PAST FIVE YEARS              SINCE          2000       UNITS(1)
                      ---   -------------------------------------  -----------   ------------   --------
NOMINEES FOR ELECTION AS TRUSTEES

Robert P. Adelman     70    Director, Trustee of various profit        1987          10,000       0.11%
                              and non-profit companies
Samuel M. Eisenstat   60    Attorney; CEO, Abjac Energy Corp.;         1996           2,000        (2)
                              Director, Sun America Mutual Fund &
                              Annuities and Atlantic Realty Trust
Willard B. Taylor     60    Partner, Sullivan & Cromwell               1974(3)        6,619        (2)
                              attorneys
John H. Van Kirk      76    Managing Trustee                           1954          77,800(4)    0.88%

MANAGING DIRECTOR

John R. Van Kirk      48    Managing Director(5)                       1990           9,860(6)    0.11%

All Trustees and the Managing Director, as a group                                  106,279       1.20%

---------------
(1) Percentage computations are based upon Units actually issued and outstanding. Percentage computations for each Trustee and the Managing Director include Units deemed to be owned indirectly even when beneficial ownership has been disclaimed as set forth in notes (4) and (6).

(2) Less than 0.1%.

(3) Mr. Taylor also served as a director of North European Oil Company from 1970 to 1972.

(4) Including 9,850 Units owned by John H. Van Kirk's wife, in which Units he disclaims beneficial interest.

(5) John R. Van Kirk, the Managing Director of the Trust, provides office space and office services to the Trust at cost. During fiscal 2000, the Trust reimbursed him a total of $17,599.67 for such office space and office services.

(6) Including 2,310 Units owned by John R. Van Kirk's children, in which Units he disclaims beneficial ownership.
                            ------------------------

Compliance with Section 16(a) of the Exchange Act

     In accordance with the Securities Exchange Act of 1934 and rules adopted by the Securities and Exchange Commission (the "SEC"), the Trustees, the Managing Director and persons owning more than 10% of the Trust's Units (the "Reporting Persons") are required to file reports of ownership of, and changes in ownership of, Trust Units with the SEC, the New York Stock Exchange and the Trust.

     Based solely on a review of such forms furnished to it and written representations from certain Reporting Persons that no Form 5 reports were required for those persons, the Trust believes that during the fiscal year ended October 31, 2000, all filing requirements applicable to the Reporting Persons were complied with.

Report of the Compensation Committee

      Under the provisions of the Trust Agreement approved by the Delaware Court of Chancery and the shareholders of the Trust's predecessor at the formation of the Trust, each Trustee receives a yearly fee equal to 0.2% of the gross royalties and interest received during the year by the Trust. In addition, the Managing Trustee receives additional compensation which is set by the Compensation Committee of the Trustees of North European Oil Royalty Trust. The Committee also fixes the annual compensation of the Managing Director.

      In setting the compensation amounts, the Committee takes into account the amount of time these two executives are expected to devote to the Trust's affairs. The Committee also takes into consideration the allocation of administrative and management responsibilities between the Managing Trustee and the Managing Director. The Managing Trustee is responsible for managerial oversight of the Trust's affairs and the Managing Director handles day-to-day matters of the Trust.

      The Trust's financial results are determined primarily by factors not within the control of its executives or the Trustees, including energy prices in Europe, currency exchange rates, energy supply contracts and the operating companies' production and sales levels. The Committee continues to believe that the time required and the level of skill with which the Managing Trustee and the Managing Director handle the administrative and financial affairs of the Trust, rather than the Trust's financial results, are the significant factors in determining their respective compensation.
                                                 Robert P. Adelman, Chairman
                                                 Samuel M. Eisenstat
                                                 Willard B. Taylor

                            MANAGEMENT COMPENSATION

Trustee and Officer Compensation

     Set forth below is a table summarizing the compensation paid to the Managing Trustee and the Managing Director during the indicated fiscal years of the Trust:

                           SUMMARY COMPENSATION TABLE

              NAME AND
        PRINCIPAL POSITIONS             YEAR    COMPENSATION
        -------------------             ----    ------------
John H. Van Kirk                        2000      $59,149
   Managing Trustee (1)                 1999      $52,492
                                        1998      $58,559
John R. Van Kirk                        2000      $90,000
   Managing Director                    1999      $88,500
                                        1998      $85,000

---------------
(1) The compensation amounts indicated for John H. Van Kirk include both the amounts paid to him in accordance with the Trust Agreement as a Trustee and the separately fixed compensation paid to him as Managing Trustee.
                            ------------------------

     During fiscal 2000, each Trustee was paid a fee of $27,149 pursuant to a formula contained in the Trust Agreement. In addition, the Trustees are reimbursed for reasonable out-of-pocket expenses incurred in connection with travel to and accommodations for meetings of the Trustees. The Trustees do not receive, either directly or indirectly, securities or property, insurance benefits or personal benefits or other similar forms of compensation.

Audit Committee and Compensation Committee Interlocks and Insider Participation

     During fiscal 2000, Messrs. Adelman, Eisenstat and Taylor served on both the Trust's Audit Committee and the Trust's Compensation Committee.

Comparison of Five Year Returns

     The graph set forth below compares, for the last five years, the cumulative return on Trust Units, the securities in a peer group index, and the S&P 500 Composite Index. Because no published peer group index exists, the Trustees have developed a peer group consisting of the following three domestic oil royalty trusts: Mesa Royalty Trust, Sabine Royalty Trust and San Juan Basin Royalty Trust (the "Royalty Peer Group"). The composition of the Royalty Peer Group has been the same since the Trust's proxy statement for its 1993 annual meeting of unit owners. In determining the cumulative returns on investment, it has been assumed that on October 31, 1995, an equal dollar amount was invested in Trust Units, in the securities of the trusts of the Royalty Peer Group, and in the S&P 500 Composite Index. The comparisons assume in all cases the reinvestment of all dividends or distributions on the respective payment dates. The cumulative returns shown for the Trust and the Royalty Peer Group do not reflect any differences between the tax treatment of trust distributions, due to permitted cost depletion, and dividends on securities in the S&P 500 Composite Index. As indicated on page 4, because the Trust's financial results are determined primarily by factors not within the control of its executives, the Trust's financial results are not a significant consideration in determining the compensation of its executives.

                            TOTAL SHAREHOLDER RETURN

                                                   NORTH EUROPEAN OIL
                                                      ROYALTY TRUST              S & P 500 INDEX               PEER GROUP
                                                   ------------------            ---------------               ----------
Oct-95                                                   100.00                      100.00                      100.00
Oct-96                                                   113.87                      124.09                      139.15
Oct-97                                                   155.69                      163.94                      206.67
Oct-98                                                   163.46                      200.00                      171.18
Oct-99                                                   166.06                      251.33                      236.33
Oct-00                                                   200.25                      266.84                      289.03

                                AUDIT COMMITTEE

     All of the Trustees, except the Managing Trustee, constitute the Audit Committee of the Trustees of North European Oil Royalty Trust. The Managing Trustee and the Audit Committee members consider all of the Audit Committee members to be "independent" as that term is defined in the rules of the Securities and Exchange Commission and in the applicable listing standards of the New York Stock Exchange. The Audit Committee is chaired by Robert P. Adelman, a person experienced in financial management and reporting. The Trustees of North European Oil Royalty Trust have adopted a written Charter outlining the duties and responsibilities of the Audit Committee. The Charter is set forth in the Appendix to this Proxy Statement.

     Pursuant to the Audit Committee Charter and the requirements of the Securities and Exchange Commission, the Audit Committee has provided the following report for inclusion in this proxy statement:

Report of the Audit Committee

      The undersigned constitute the members of the Audit Committee of the Trustees of North European Oil Royalty Trust. In connection with the proxy statement in which this report appears and the distribution to unit owners of the financial reports for the Trust's fiscal year ended October 31, 2000, the Audit Committee reports as follows:

      1. The committee has reviewed and discussed the audited financial statements for the Trust for the fiscal year ended October 31, 2000 with the Managing Trustee and the Managing Director of the Trust, constituting its ongoing management.

      2. The committee has discussed with representatives of Arthur Andersen LLP, the previously designated auditors of the Trust, the matters which are required to be discussed with them under the provisions of SAS 61. That Statement of Accounting Standards requires the auditors to ensure that the Audit Committee received information regarding the scope and results of the audit.

      3. The committee has received the written disclosures and the letter from Arthur Andersen LLP, the independent auditors, required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Arthur Andersen LLP their independence.

      4. Based on the review and discussions described in this report, the Audit Committee recommended to the Trustees that the audited financial statements be included in the Trust's Annual Report on Form 10-K for the fiscal year ended October 31, 2000 for filing with the Securities and Exchange Commission.

                                                 Robert P. Adelman, Chairman
                                                 Samuel M. Eisenstat
                                                 Willard B. Taylor

                      RATIFICATION OF AUDITOR DESIGNATION

     Unit owners will be requested to ratify the designation of the independent certified public accountants who serve as auditors for the Trust and whose report is furnished to the unit owners as owners. The firm of Arthur Andersen LLP has served as auditors for the Trust or its predecessor corporate entity since 1966. As recommended by the Audit Committee, a resolution will be presented to the meeting confirming the designation of said firm as auditors for the Trust for the fiscal year ending October 31, 2001.

     For the fiscal year ended October 31, 2000, the Trust agreed to pay $21,000 as the aggregate amount for audit services to be performed by Arthur Andersen LLP. At the Trust's direction and as part of its monitoring process, the German offices of Arthur Andersen audited Mobil Oil A.G. in Germany and billed the Trust $494.

     Representatives of Arthur Andersen LLP are expected to attend the annual meeting and to be available to respond to appropriate questions from unit owners. Such representatives will also have the opportunity to make a statement at the meeting if they choose to do so.

                                 OTHER MATTERS

     The Trustees are not aware of any other matter to be presented for action at the annual meeting. If any other matter is brought before the meeting, it is the intention of the persons named in the proxy to vote in accordance with their discretion pursuant to the terms of the proxy.

FORM 10-K

     THE TRUST WILL HAVE FILED WITH THE SEC PRIOR TO THE ANNUAL MEETING OF UNIT OWNERS AN ANNUAL REPORT ON FORM 10-K. A COPY OF THE REPORT FOR THE PERIOD ENDED OCTOBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS, WILL BE FURNISHED WITHOUT CHARGE TO ANY UNIT OWNER WHO SENDS A WRITTEN REQUEST TO JOHN H. VAN KIRK, MANAGING TRUSTEE, P.O. BOX 456, RED BANK, NEW JERSEY 07701.

UNIT OWNER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Any proposals of the unit owners intended to be presented at the 2002 annual meeting must be received by the Trust by September 15, 2001 for inclusion in the Trust's proxy statement and form of proxy relating to that meeting. Such proposals should be sent to John H. Van Kirk, Managing Trustee, P.O. Box 456, Red Bank, New Jersey 07701.

     Unit owners are urged to sign and return their proxies without delay.

                           BY ORDER OF THE TRUSTEES:

                                             JOHN H. VAN KIRK
                                             Managing Trustee

January 12, 2001

                                    APPENDIX

                        NORTH EUROPEAN OIL ROYALTY TRUST
                            AUDIT COMMITTEE CHARTER

     The Trustees of North European Oil Royalty Trust have adopted the following Audit Committee Charter at the meeting of the Trustees held December 7, 1999:

     1. Designation of Committee.   The Audit Committee (the "Audit Committee"
or the "Committee") of the Trustees of North European Oil Royalty Trust (the "Trust") has heretofore been designated by the Trustees and serves concurrently as the Audit Committee and as the Compensation Committee of the Trustees. The Committee shall continue to function in accordance with the prior determinations of the Trustees, the Regulations of the Trustees and this Charter, as adopted at the joint meeting of the Trustees and the Audit and Compensation Committee held December 7, 1999. This Charter shall pertain solely to the functions and activity of the Committee acting as an Audit Committee, but the Committee may continue to act concurrently as the Audit Committee and Compensation Committee under such procedures as it may determine from time to time.

     2. Policy confirmation.   The operation and function of the Committee is
based on the recognition that the outside auditor for the Trust is ultimately accountable to the unit owners of the Trust, to the Trustees, and to the Audit Committee of the Trust, that the Audit Committee and Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for unit owner approval in any proxy statement).

     3. Auditor independence confirmation.   The Audit Committee is responsible
for ensuring that the outside auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Trust and that the Audit Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the Trustees take appropriate action in response to the outside auditors' report to satisfy itself of the outside auditors' independence.

     4. Membership.   The Audit Committee shall consist of not less than three
(3) of the Trustees.

         (a) The Audit Committee shall be composed entirely of independent Trustees and no person who is employed by the Trust or who is designated as the Managing Trustee shall be a member of the Audit Committee. No member of the Audit Committee shall have any relationship to the Trust, to the Managing Trustee or Managing Director that may interfere with the exercise of their independence from management and the Trust.

         (b) No person shall be named to the Audit Committee or shall serve as a member of the Audit Committee who is related by blood or marriage to the

     Managing Trustee or to any employee of the Trust, who has a business relationship with the Trust (other than as Trustee), who is a member of such other body or board as gives him or her a "cross compensation link," as such term is defined either by the Securities and Exchange Commission (the "SEC") or by the New York Stock Exchange (the "Exchange").

         (c) Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Trustees in their business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

         (d) At least one member of the Audit Committee must have accounting or related financial management expertise, as the Trustees interpret such qualification in their business judgment.

         (e) In setting the qualifications for the members of the Audit Committee and in electing members to the Audit Committee, the Trustees may take into consideration academic background or training in financial analysis or business management, business experience throughout the career of the individual which involved or required financial management analysis and understanding, service as Trustees and membership on its Audit Committee and such other factors as the Trustees may deem appropriate.

         (f) The composition and membership of the Audit Committee shall otherwise comply with the rules of the SEC and the rules and regulations of the Exchange.

     5. Purposes.   The purposes of the Audit Committee are:

         (a) to oversee the accounting and financial reporting policies and practices of the Trust, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to oversee the quality and objectivity of the financial statements of the Trust and the independent auditors thereof; and

         (c) to act as a liaison between the Trust's independent auditors and the Trustees.

     In general, the function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

     6. Duties and powers.   To carry out its purposes, the Audit Committee
shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Trust, and to receive the auditors' specific representations as to their independence;

         (b) to meet with the independent auditors of the Trust, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit, quarterly reports, and any specific audits; (ii) to discuss any matters of concern relating to the financial statements of the Trust, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the financial policies, procedures and internal accounting controls of the Trust, and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Trustees and unit owners;

         (c) to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

         (d) to review the fees charged by the auditors for audit and non-audit services;

         (e) to investigate improprieties or suspected improprieties in Trust operations;

         (f) to discuss with the outside auditors such other matters and take such action as contemplated by Item 306 of Regulation S-K of the SEC and make such recommendations to the Trustees as the Audit Committee deems appropriate with respect to the inclusion of the audited financial statements in the Trust's Annual Report on Form 10-K for the last fiscal year for filing with the SEC; and

         (g) to report its activities to all of the Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

     7. Meetings and communications.   The Audit Committee shall meet on a
regular basis and is empowered to hold special meetings as circumstances require. In addition, the Chairman of the Audit Committee shall make suitable provisions for ongoing communication between the outside auditors and himself or herself concerning matters arising between such meetings of the Audit Committee, including without limitation, consideration of changes in accounting policies or practices, unusual events which may require auditor comment or disclosure, or preparation and publication of interim financial statements by the Trust.

     8. Authority.   The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Trust.

     9. Annual Charter review.   The Audit Committee shall review and reassess
the adequacy of this Charter at least annually and recommend any changes to be made to all of the Trustees.

     10. Written Affirmation.   At any time there is a change in the composition
of the Audit Committee, and otherwise approximately once each year, the Trust shall confirm in writing to the Exchange regarding:

         (a) any determination that the Trustees have made regarding the independence of Trustees pursuant to any provision of this Audit Committee Charter;

         (b) the financial literacy of the Audit Committee members;

         (c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise as defined by this Audit Committee Charter and the applicable rules of the SEC or the Exchange;

         (d) the annual review and reassessment of this Audit Committee Charter.

Approved December 7, 1999
As revised and restated May 3, 2000

                                 REVOCABLE PROXY
                        NORTH EUROPEAN OIL ROYALTY TRUST

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

               ANNUAL MEETING OF UNIT OWNERS -- FEBRUARY 14, 2001

    This Proxy is solicited on behalf of the Trustees. The undersigned hereby appoints John H. Van Kirk, Robert P. Adelman and Lawrence A. Kobrin, and any of them, proxies, with several power of substitution, to vote all units of the undersigned as instructed below and in their discretion upon other matters, including matters incident to the conduct of the meeting, which may come before the Annual Meeting of Unit Owners of North European Oil Royalty Trust to be held on February 14, 2001 or any adjournment thereof, hereby revoking any prior proxy. The undersigned has received the notice of meeting and proxy statement dated January 12, 2001.

    The Trustees recommend a vote "FOR" Proposals 1 and 2.


                                                            WITH-      FOR ALL
                                                FOR         HOLD       EXCEPT
1. Election of Trustees                         [ ]          [ ]         [ ]


NOMINEES: ROBERT P. ADELMAN, SAMUEL M. EISENSTAT,
WILLARD B. TAYLOR, JOHN H. VAN KIRK.

INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below.

________________________________________________________________________________


                                                FOR        AGAINST     ABSTAIN
2. Ratification of Arthur Andersen LLP          [ ]          [ ]         [ ]
   as auditors for the Trust.


IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE TRUSTEES AND FOR PROPOSAL 2.



Please be sure to sign and date                   Date__________________________
  this Proxy in the box below



________________________________________________________________________________
     Unit Owner sign above                     Co-owner (if any) sign above



________________________________________________________________________________
 - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                        NORTH EUROPEAN OIL ROYALTY TRUST
________________________________________________________________________________
This proxy must be signed as name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
________________________________________________________________________________